UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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NCS Multistage Holdings, Inc.

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NCS MULTISTAGE HOLDINGS, INC. 19350 STATE HIGHWAY 249, SUITE 600 HOUSTON, TX 77070 Your Vote Counts! NCS MULTISTAGE HOLDINGS, INC. 2021 Annual Meeting Vote by May 26, 2021 11 :59 PM ET You invested in NCS MULTISTAGE HOLDINGS, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021. Get informed before you vote View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote in Person at the Meeting* May 27, 2021 9:00AM CDT 19350 State Highway 249 Suite 600 Houston, Texas 770w70 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Class I Directors to serve until the 2024 Annual Meeting of Stockholders. Nominees: 01) Michael McShane 02) Gurinder Grewal 03) Valerie Mitchell Board Recommends 0 For 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year O For ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.